Exhibit (d)(8)

Execution Version

FIRST AMENDMENT TO THE

TENDER AND VOTING AGREEMENT

This FIRST AMENDMENT TO THE TENDER AND VOTING AGREEMENT (this “Amendment”), is made and entered into as of December 18, 2021, by and among Open Text Corporation, a corporation incorporated under the federal laws of Canada (“Parent”), Zeta Merger Sub Inc., a Texas corporation (“Merger Sub”), and each of the Stockholders who are party to the Tender and Voting Agreement (defined below). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Tender and Voting Agreement, dated as of November 7, 2021, by and among Parent, Merger Sub and the Stockholders (the “Tender and Voting Agreement”).

WHEREAS, pursuant to the Tender and Voting Agreement, the Stockholders have agreed, among other things, to tender in the Offer all Shares beneficially owned by such Stockholders and not withdraw any such Shares previously tendered; and

WHEREAS, the parties desire to amend Annex I to the Tender and Voting Agreement to correctly set forth the number of Shares of which each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act).

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, representations, warranties and agreements contained in the Tender and Voting Agreement, the parties hereto agree as follows:

1. Annex I to the Tender and Voting Agreement is hereby deleted in its entirety and Annex I attached hereto shall be substituted therefor as if originally attached to the Tender and Voting Agreement.

2. Except as modified by this Amendment, in all other respects, the terms and conditions of the Tender and Voting Agreement shall remain in full force and effect.

3. Section 4.15 (Severability), Section 4.09 (Governing Law), Section 4.10 (Jurisdiction), Section 4.12 (Waiver of Jury Trial) and Section 4.20 (Counterparts) of the Tender and Voting Agreement shall apply mutatis mutandis to this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent and Merger Sub have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

OPEN TEXT CORPORATION

By:	/s/ Gordon A. Davies
Name: Gordon A. Davies
Title: EVP, CLO and Corporate Development

ZETA MERGER SUB INC.

By:	/s/ Gordon A. Davies
Name: Gordon A. Davies
Title: Director and Secretary

[Signature Page to First Amendment to Tender and Voting Agreement]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Mark J. Bonney
Printed Name: Mark J. Bonney

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Mark J. Bonney, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/16/2021

Signature of Spouse: [REDACTED]

Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Maryclaire Campbell
Printed Name: Maryclaire Campbell

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Maryclaire Campbell, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/17/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Taher A. Elgamal
Printed Name: Taher A. Elgamal

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Taher A. Elgamal, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/17/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Robert C. Hausmann
Printed Name: Robert C. Hausmann

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Robert C. Hausmann, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/16/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Maribess L. Miller
Printed Name: Maribess L. Miller

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Maribess L. Miller, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/16/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ David J. Wagner
Printed Name: David J. Wagner

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of David J. Wagner, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/17/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Ryan L. Allphin
Printed Name: Ryan L. Allphin

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Ryan L. Allphin, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/17/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ John P. Di Leo
Printed Name: John P. Di Leo

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of John P. Di Leo, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/17/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ David E. Rockvam
Printed Name: David E. Rockvam

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of David E. Rockvam, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/16/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

IN WITNESS WHEREOF, the Stockholder below has severally caused this Amendment to be duly executed as of the day and year first above written.

STOCKHOLDER

/s/ Noah F. Webster
Printed Name: Noah F. Webster

[Signature Page to First Amendment to Tender and Voting Agreement]

TENDER AND VOTING AGREEMENT – SPOUSAL CONSENT

I, [REDACTED], spouse of Noah F. Webster, have read and approve the foregoing Tender and Voting Agreement and the First Amendment thereto (as amended, the “Agreement”). In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Texas or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: 12/16/2021
Signature of Spouse: [REDACTED]
Printed Name of Spouse: [REDACTED]

[Signature Page – Spousal Consent]

ANNEX I

Stockholder	Shares Beneficially Owned
Mark J. Bonney – Director	144,700
Maryclaire Campbell – Director	43,641
Taher A. Elgamal – Director	81,175
Robert C. Hausmann – Director	111,485
Maribess L. Miller – Director	123,937
David J. Wagner – Director	737,278
Ryan L. Allphin – Sec 16	50,000
John P. Di Leo – Sec 16	132,648
David E. Rockvam – Sec 16	338,840
Noah F. Webster – Sec 16	91,948
Total	1,855,652